UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

October 17, 2005
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐› Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐› Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐› Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐› Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 8.01 Other Events

On October 17, 2005, Acura Pharmaceuticals, Inc. (the "Company") issued a press release announcing the Company’s receipt from the U.S. Food and Drug Administration (“FDA”) of communications clarifying previous FDA correspondence relating to the development of Product Candidate #2 announced on October 3, 2005. The FDA’s most recent communication provides assurance that the Company may promptly resume planned clinical studies of Product Candidate #2 without conducting additional pre-clinical testing. A copy of the Company’s Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 17, 2005 Announcing Receipt of clarifying FDA Communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Vice President & Chief Financial Officer

Date: October 17, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 17, 2005 Announcing Receipt of clarifying FDA Communication.